UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 17, 2012
Date of Report (Date of earliest event reported)

SOLARWINDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34358	73-1559348
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3711 South MoPac Expressway
Building Two
Austin, Texas 78746
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

SolarWinds, Inc. (the “Company”) held its 2012 annual meeting of stockholders on May 17, 2012.  The matters voted upon at the meeting and the results of those votes were as follows:

Proposal One:  Election of Class III Directors

Board Nominee	For	Withheld	Broker Non-Votes
Ellen F. Siminoff	61,805,874	913,637	6,824,380
Lloyd G. Waterhouse	61,845,454	874,057	6,824,380

Proposal Two:  Ratification of PricewaterhouseCoopers LLP as 2012 independent public accounting firm

For	Against	Abstain	Broker Non-Votes
69,029,837	509,754	4,300	-

Proposal Three:  Approval, by non-binding vote, of the compensation of the named executive officers

For	Against	Abstain	Broker Non-Votes
61,527,793	1,181,094	10,624	6,824,380

Proposal Four:  Stockholder proposal regarding majority voting in director elections

For	Against	Abstain	Broker Non-Votes
38,600,353	24,086,412	32,746	6,824,380

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARWINDS, INC.
Date: May 23, 2012	By:	/s/ Bryan A. Sims
Bryan A. Sims Senior Vice President, General Counsel and Secretary